Exhibit 10.74
RESOLUTIONS OF THE
COMPENSATION COMMITTEE
OF PHH CORPORATION
November 22, 2006
     WHEREAS, pursuant to Section 6(c) of the PHH Corporation 2005 Equity and Incentive Plan, PHH Corporation (the “Corporation”) has established and maintains the PHH Corporation 2005 Management Incentive Plan, PHH Mortgage 2005 Management Incentive Plan, and PHH Arval Incentive Plan (Effective January 1, 2005) (each a “2005 Incentive Plan” and collectively the “2005 Incentive Plans”);
     WHEREAS, due to the delay in completion of the audit of the Corporation’s consolidated financial statements for its fiscal year ended December 31, 2005, the Compensation Committee was unable to determine definitively the extent to which each of the 2005 Incentive Plans’ Pre-Tax Income After Minority Interest (“PTIAMI”) 2005 performance targets had been satisfied prior to the date on which payments under the 2005 Incentive Plans would ordinarily be made;
     WHEREAS, pending final determination of PTIAMI for 2005, the Compensation Committee, by resolutions dated April 21, 2006, April 27, 2006 and June 7, 2006, authorized, and the Corporation subsequently paid, interim bonus payment under the 2005 Incentive Plans (the “Interim Payment”) equal to 75% of the 100% target under each 2005 Incentive Plan to each active participant who was not one of the Named Executive Officers of the Corporation (“NEO’s”);
     WHEREAS, the audit of the Corporation’s consolidated financial statements for its fiscal year ended December 31, 2005, has advanced to the extent that the Compensation Committee can now determine the extent to which the PTIAMI performance targets for 2005 have been satisfied; and
     WHEREAS, the Compensation Committee has determined that certain adjustments to PTIAMI for 2005 are appropriate and equitable for 2005 Incentive Plan participants who are not NEO’s in order to reflect certain expenses and restatement adjustments with 2005 carryover effect which are unusual and non-recurring events affecting the Corporation’s consolidated financial statements for the fiscal year ended December 31, 2005.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

     NOW, THEREFORE, BE IT:
Final 2005 Incentive Plan Payments
     RESOLVED, that the Compensation Committee has determined that, with respect to 2005 Incentive Plan participants who are not NEO’s, it is appropriate and equitable, and in the best interests of the Corporation, that PTIAMI for purposes of the 2005 Incentive Plans be determined without regard to certain restatement adjustments with 2005 carryover effect (“Restatement Adjustments”) which are unusual and non-recurring events affecting the Corporation’s consolidated financial statements for the fiscal year ended December 31, 2005;
     RESOLVED, that, based on the Compensation Committee’s review and approval of the calculations of Performance Measures vs. Target for the 2005 Incentive Plans which are attached hereto and incorporated herein as Exhibit A, the Compensation Committee has determined that the PTIAMI for 2005 and the applicable 2005 Incentive Plan Payout Percentages for 2005 are as follows:

Non NEOs (with Restatement		2005 Incentive Plan
Adjustments)	PTIAMI	Payout Percentages
Mortgage	$[***] million	[***]
Fleet	$[***] million	[***]
Corporate	$[***] million	[***]

NEOs (without Restatement		2005 Incentive Plan
Adjustments)	PTIAMI	Payout Percentages
Mortgage (M. Danahy, J. Suter)	$[***] million	[***]
$[***] million — Corp
50% Fleet & 50% Corporate (G. Kilroy)	$[***] million — Fleet	[***]
Corporate (T. Edwards, W. Brown, N. Cashen)	$[***] million	[***]
     RESOLVED, that the Compensation Committee hereby authorizes and approves payment of cash bonuses under the 2005 Incentive Plans in accordance with the foregoing Payout Percentages, less the amount of any Interim Payments previously made to each participant, as set forth on Exhibit B which is attached hereto and incorporated herein;
Enabling Resolution
     RESOLVED, that the appropriate officers and employees of the Corporation are hereby authorized, empowered, and directed, in the name and on behalf of the Corporation, to execute, acknowledge, and deliver any and all documents, instruments, and papers, to give all notices that may be required or appropriate, and to take or cause to be taken such actions as may be determined to be necessary, appropriate or advisable to carry out the intent or purposes of all of the foregoing resolutions, such determination to be evidenced conclusively by the execution and delivery of such documents or the taking of such actions.

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.